UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 13, 2005

DATREK MILLER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-29707	65-0910697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

835 Bill Jones Industrial Drive
Springfield, Tennessee	37172
(Address of principal executive offices)	(Zip Code)

(615) 384-1286

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

As of September 13, 2005, Patrick B. Fox has resigned as our Chief Financial Officer to pursue personal interests. We have commenced the process of searching for and screening candidates for a replacement Chief Financial Officer. The Audit Committee of our Board of Directors will interview the final candidates and make a recommendation to management regarding a replacement. Max Waits, our current Chief Operating Officer, will serve as our interim principal financial officer. Mr. Waits is the former Chief Financial Officer of Norwood Promotional Products, Inc.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
99.1	Datrek Miller International, Inc. Press Release dated September 15, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATREK MILLER INTERNATIONAL, INC.

September 15, 2005	By:	/s/ Michael S. Hedge
Michael S. Hedge
Chief Executive Officer

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Exhibit Index

Exhibit Number	Description
99.1	Datrek Miller International, Inc. Press Release dated September 15, 2005.

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